Exhibit 10.3
OMNIBUS AMENDMENT OF
HOTEL MANAGEMENT AGREEMENTS
THIS OMNIBUS AMENDMENT OF HOTEL MANAGEMENT AGREEMENTS (this “Amendment”) is made and entered into as of September 25, 2026 (the “Effective Date”), by and among the parties listed on the signature page attached hereto as Operators (collectively, “Operators”) and the parties listed on the signature page attached hereto as Owners (collectively, “Owners”).
WITNESSETH:
WHEREAS, each applicable Operator and each applicable Owner is a party to one or more Hotel Management Agreements as further set forth on Schedule 1 attached hereto and made a part hereof (collectively, the “Hotel Management Agreements”); and
WHEREAS, each applicable Operator and each applicable Owner desires to extend the term of each applicable Hotel Management Agreement as set forth in this Amendment;
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Operators and Owners, intending to be legally bound, hereby agree as follows:
1.Capitalized Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Hotel Management Agreements.
2.Term. The text of Section 3.1(a) of each Hotel Management Agreement is hereby deleted in its entirety and replaced with the following:
The Term of this Agreement shall commence on the Commencement Date and expire on June 30, 2043, as extended pursuant to Section 3.1(b), unless sooner terminated pursuant to the terms hereof (the “Term”).
3.Counterparts. This Amendment may be executed in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.
4.Ratification. Each Hotel Management Agreement (as amended by this Amendment) is hereby ratified and confirmed, and all other terms thereof remain in full force and effect. For the avoidance of doubt, all references in each Hotel Management Agreement to the Agreement shall mean and refer to such Hotel Management Agreement as amended by this Amendment.

IN WITNESS WHEREOF, Operators and Owners have each executed this Amendment as of the Effective Date.
OPERATORS:
SONESTA CANADA ULC
SONESTA CLIFT LLC
SONESTA HIGGINS ROAD LLC
SONESTA INTERNATIONAL HOTELS CORPORATION
SONESTA JERSEY CITY LLC
SONESTA MINNEAPOLIS LLC
SONESTA RANDOLPH STREET LLC
SONESTA REDONDO BEACH LLC
SONESTA SAN JUAN LLC
SONESTA STATE STREET LLC
SONESTA TORONTO ULC
SONESTA WHITE PLAINS LLC

By: /s/ Jeffrey C. Leer
Jeffrey C. Leer
Co-President and Co-Chief Executive Officer
of each of the foregoing entities

OWNERS:
CAMBRIDGE TRS, INC.
HPT CLIFT TRS LLC
HPT CY TRS, INC.
HPT STATE STREET TRS LLC
HPT TRS IHG-2, INC.
HPT TRS MRP, INC.
SVC HIGGINS ROAD TRS LLC
SVC JERSEY CITY TRS LLC
SVC MINNEAPOLIS TRS LLC
SVC RANDOLPH STREET TRS LLC
SVC REDONDO BEACH TRS LLC
SVC SAN JUAN TRS LLC

By: /s/ Christopher J. Bilotto
Christopher J. Bilotto
President and Chief Executive Officer
of each of the foregoing entities
[Signature Page to Omnibus Amendment of Hotel Management Agreements]

SCHEDULE 1

HOTEL MANAGEMENT AGREEMENTS

1.Hotel Management Agreement for Sonesta Suites Scottsdale, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and Cambridge TRS, Inc., as owner. [Sonesta Suites Scottsdale, 7300 East Gainey Suites Drive, Scottsdale, Arizona]
2.Hotel Management Agreement for Sonesta Simply Suites Scottsdale North, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS MRP, Inc., as owner. [Sonesta Simply Suites Scottsdale North, 10740 North 90th Street, Scottsdale, Arizona]
3.Hotel Management Agreement for Sonesta ES Suites Anaheim, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta ES Suites Anaheim, 1855 S. Manchester Avenue, Anaheim, California]
4.Hotel Management Agreement for Sonesta Anaheim, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta Anaheim, 1915 S. Manchester Avenue, Anaheim, California]
5.Hotel Management Agreement for Sonesta Select Camarillo, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT CY TRS, Inc., as owner. [Sonesta Select Camarillo, 4994 Verdugo Way, Camarillo, California]
6.Hotel Management Agreement for Sonesta Select Los Angeles LAX, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT CY TRS, Inc., as owner. [Sonesta Select Los Angeles LAX, 2000 East Mariposa Avenue, El Segundo, California]
7.Hotel Management Agreement for Sonesta Emeryville, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS MRP, Inc., as owner. [Sonesta Emeryville, 5555 Shellmound Street, Emeryville, California]
8.Hotel Management Agreement for Sonesta Simply Suites Irvine Spectrum, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta Simply Suites Irvine Spectrum, 16150 Sand Canyon Avenue, Irvine, California]
9.Hotel Management Agreement for Sonesta Irvine Orange County Airport, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and Cambridge TRS, Inc., as owner. [Sonesta Irvine Orange County Airport, 17941 Von Karman Avenue, Irvine, California]
Schedule 1

10.Hotel Management Agreement for Sonesta Select Laguna Hills, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT CY TRS, Inc., as owner. [Sonesta Select Laguna Hills, 23175 Avenida de la Carlota, Laguna Hills, California]
11.Hotel Management Agreement for Sonesta Los Angeles Airport, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta Los Angeles Airport, 5985 W. Century Boulevard, Los Angeles, California]
12.Hotel Management Agreement for Sonesta Silicon Valley, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and Cambridge TRS, Inc., as owner. [Sonesta Silicon Valley, 1820 Barber Lane, Milpitas, California]
13.Hotel Management Agreement for Sonesta San Jose, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta San Jose, 777 Bellew Drive, Milpitas, California]
14.Hotel Management Agreement for Sonesta Redondo Beach and Marina, dated as of August 1, 2025, between Sonesta Redondo Beach LLC, as operator, and SVC Redondo Beach TRS LLC, as owner. [Sonesta Redondo Beach and Marina, 300 North Harbor Drive, Redondo Beach, California]
15.Hotel Management Agreement for Sonesta ES Suites Carmel Mountain, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS MRP, Inc., as owner. [Sonesta ES Suites Carmel Mountain, 11002 Rancho Carmel Drive, San Diego, California]
16.Hotel Management Agreement for The Clift Royal Sonesta Hotel, dated as of August 1, 2025, between Sonesta Clift LLC, as operator, and HPT Clift TRS LLC, as owner. [The Clift Royal Sonesta Hotel, 495 Geary Street, San Francisco, California]
17.Hotel Management Agreement for Sonesta ES Suites San Diego - Sorrento Mesa, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta ES Suites San Diego - Sorrento Mesa, 6639 Mira Mesa Boulevard, Sorrento Mesa, California]
18.Hotel Management Agreement for Sonesta ES Suites Torrance Redondo Beach, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta ES Suites Torrance Redondo Beach, 19901 Prairie Avenue, Torrance, California]
19.Hotel Management Agreement for Sonesta Select Los Angeles Torrance South Bay, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT CY TRS, Inc., as owner. [Sonesta Select Los Angeles Torrance South Bay, 1925 West 190th Street, Torrance, California]
Schedule 1

20.Hotel Management Agreement for Sonesta Denver, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta Denver, 1450 Glenarm Place, Denver, Colorado]
21.Hotel Management Agreement for Royal Sonesta Washington DC, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Royal Sonesta Washington DC, 2121 P Street NW, Washington, District of Columbia]
22.Hotel Management Agreement for Sonesta Ft. Lauderdale, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and Cambridge TRS, Inc., as owner. [Sonesta Ft. Lauderdale, 999 North Fort Lauderdale Beach Boulevard, Fort Lauderdale, Florida]
23.Hotel Management Agreement for Nautilus Sonesta Miami Beach, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and Cambridge TRS, Inc., as owner. [Nautilus Sonesta Miami Beach, 1825 Collins Avenue, Miami, Florida]
24.Hotel Management Agreement for Sonesta Miami Airport, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta Miami Airport, 950 N.W. LeJeune Road, Miami, Florida]
25.Hotel Management Agreement for Sonesta Simply Suites Miami Airport, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta Simply Suites Miami Airport, 8855 NW 27th Street, Miami, Florida]
26.Hotel Management Agreement for Sonesta ES Suites Orlando, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and Cambridge TRS, Inc., as owner. [Sonesta ES Suites Orlando, 8480 International Drive, Orlando, Florida]
27.Hotel Management Agreement for Sonesta ES Suites Lake Buena Vista, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta ES Suites Lake Buena Vista, 8751 Suiteside Drive, Orlando, Florida]
28.Hotel Management Agreement for Sonesta Kaua‘i Resort, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS MRP, Inc., as owner. [Sonesta Kaua‘i Resort, 3610 Rice Street, Lihue, Hawaii]
29.Hotel Management Agreement for Royal Sonesta Chicago Riverfront, dated as of August 1, 2025, between Sonesta Chicago LLC, as operator, and HPT Wacker Drive TRS LLC, as owner. [Royal Sonesta Chicago Riverfront (Royal Sonesta Chicago Downtown), 71 East Wacker Drive, Chicago, Illinois]
30.Hotel Management Agreement for The Allegro Royal Sonesta Hotel, dated as of August 1, 2025, between Sonesta Randolph Street LLC, as operator, and SVC
Schedule 1

Randolph Street TRS LLC, as owner. [The Allegro Royal Sonesta Hotel, 171 West Randolph Street, Chicago, Illinois]
31.Hotel Management Agreement for Sonesta Chicago O’Hare Airport, dated as of August 1, 2025, between Sonesta Higgins Road LLC, as operator, and SVC Higgins Road TRS LLC, as owner. [Sonesta Chicago O’Hare Airport, 10233 West Higgins Road, Rosemont, Illinois]
32.Hotel Management Agreement for Royal Sonesta Hotel New Orleans, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and Cambridge TRS, Inc., as owner. [Royal Sonesta Hotel New Orleans, 300 Bourbon Street, New Orleans, Louisiana]
33.Hotel Management Agreement for Royal Sonesta Hotel Baltimore, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and Cambridge TRS, Inc., as owner. [Royal Sonesta Hotel Baltimore, 550 Light Street, Baltimore, Maryland]
34.Hotel Management Agreement for Sonesta Simply Suites Boston Burlington, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta Simply Suites Boston Burlington, 130 Middlesex Turnpike, Burlington, Massachusetts]
35.Hotel Management Agreement for Royal Sonesta Hotel Boston, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and Cambridge TRS, Inc., as owner. [Royal Sonesta Hotel Boston, 40 Edwin H. Land Boulevard, Cambridge, Massachusetts]
36.Hotel Management Agreement for Royal Sonesta Chase Park Plaza, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and Cambridge TRS, Inc., as owner. [Royal Sonesta Chase Park Plaza, 212 N. Kingshighway, St. Louis, Missouri]
37.Hotel Management Agreement for Sonesta Simply Suites Las Vegas, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta Simply Suites Las Vegas, 4034 South Paradise Road, Las Vegas, Nevada]
38.Hotel Management Agreement for Sonesta Simply Suites Jersey City, dated as of August 1, 2025, between Sonesta Jersey City LLC, as operator, and SVC Jersey City TRS LLC, as owner. [Sonesta Simply Suites Jersey City, 21 2nd Street, Jersey City, New Jersey]
39.Hotel Management Agreement for Sonesta White Plains, dated as of August 1, 2025, between Sonesta White Plains LLC, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta White Plains, 66 Hale Avenue, White Plains, New York]
40.Hotel Management Agreement for Sonesta Columbus, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta Columbus, 33 East Nationwide Boulevard, Columbus, Ohio]
Schedule 1

41.Hotel Management Agreement for The Yorkville Royal Sonesta, dated as of August 1, 2025, between Sonesta Toronto ULC, as operator, and HPT TRS IHG-2, Inc., as owner. [The Yorkville Royal Sonesta, 220 Bloor Street West, Toronto, Ontario]
42.Hotel Management Agreement for Sonesta ES Suites Toronto Thornhill, dated as of August 1, 2025, between Sonesta Canada ULC, as operator, and HPT TRS IHG-2, Inc., as owner. [Sonesta ES Suites Toronto Thornhill, 355 South Park Road, Toronto, Ontario]
43.Hotel Management Agreement for Sonesta Hotel Philadelphia, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and Cambridge TRS, Inc., as owner. [Sonesta Hotel Philadelphia, 1800 Market Street, Philadelphia, Pennsylvania]
44.Hotel Management Agreement for Royal Sonesta San Juan, dated as of August 1, 2025, between Sonesta San Juan LLC, as operator, and SVC San Juan TRS LLC, as owner. [Royal Sonesta San Juan, 5961 Isla Verde Avenue, San Juan, Puerto Rico]
45.Hotel Management Agreement for Sonesta Select Middletown, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT CY TRS, Inc., as owner. [Sonesta Select Middletown, 9 Commerce Drive, Middletown, Rhode Island]
46.Hotel Management Agreement for Sonesta Resort Hilton Head Island, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and Cambridge TRS, Inc., as owner. [Sonesta Resort Hilton Head Island, 130 Shipyard Drive, Hilton Head Island, South Carolina]
47.Hotel Management Agreement for Sonesta Nashville Airport, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS MRP, Inc., as owner. [Sonesta Nashville Airport, 600 Marriott Drive, Nashville, Tennessee]
48.Hotel Management Agreement for The Stephen F. Austin Royal Sonesta Hotel, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [The Stephen F. Austin Royal Sonesta Hotel, 701 Congress Avenue, Austin, Texas]
49.Hotel Management Agreement for Royal Sonesta Hotel Houston, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and Cambridge TRS, Inc., as owner. [Royal Sonesta Hotel Houston, 2222 West Loop South, Houston, Texas]
50.Hotel Management Agreement for Sonesta Select Arlington Rosslyn, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT CY TRS, Inc., as owner. [Sonesta Select Arlington Rosslyn, 1533 Clarendon Boulevard, Arlington, Virginia]
Schedule 1

51.Hotel Management Agreement for Sonesta Simply Suites Falls Church, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS MRP, Inc., as owner. [Sonesta Simply Suites Falls Church, 205 Hillwood Avenue, Falls Church, Virginia]
52.Hotel Management Agreement for The Alexis Royal Sonesta Hotel, dated as of August 1, 2025, between Sonesta International Hotels Corporation, as operator, and HPT TRS IHG-2, Inc., as owner. [The Alexis Royal Sonesta Hotel, 1007 First Avenue, Seattle, Washington]
Schedule 1